United States
               Securities and Exchange Commission
                     Washington, D.C. 20549

                 ______________________________

                            FORM 8-K

                 ______________________________


                         Current Report
             Pursuant to Section 13 OR 15(d) of the
                Securities Exchange Act of 1934


     July 30, 1997                      1-6479-1
     Date of Report (Date of            Commission File Number
     earliest event reported)


                Overseas Shipholding Group, Inc.
     Exact name of registrant as specified in its charter)


          Delaware                           13-2637623
 (State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)       Identification Number)

                  1114 Avenue of the Americas
                   New York, New York  10036
      (Address of Principal Executive Offices) (Zip Code)


                         (212) 869-1222
      (Registrant's telephone number, including area code)
Item 2.   Acquisition or Disposition of Assets

          On July 30, 1997, Overseas Cruiseship, Inc. ("OCI"), a wholly owned subsidiary of the Registrant, sold its 49% stock interest in Celebrity Cruise Lines, Inc. ("Celebrity") to Royal Caribbean Cruises Ltd. ("RCCL") for cash in the amount of $120,050,000 and 3,649,655 shares of common stock of RCCL pursuant to a stock purchase agreement dated July 2, 1997, by and among Archinav Holdings, Ltd., OCI, Celebrity and RCCL (the "Stock Purchase Agreement").


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

7.1  Stock Purchase Agreement, dated July 2, 1997 (filed via
EDGAR as Exhibit 7.1 to Overseas Shipholding Group, Inc. and
OCI's combined Schedule 13D, filed with respect to RCCL, and incorporated herein by reference).

7.2 Pro forma financial information of the Registrant required pursuant to Article 11 of Regulation S-X with respect to the transaction described in Item 2.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OVERSEAS SHIPHOLDING GROUP, INC.


Date: August 12, 1997              By: /s/ Robert N. Cowen

                              Name:  Robert N. Cowen
                              Title: Senior Vice President and
                                     Secretary